LONG-TERM INVESTMENT	12 Months Ended
Dec. 31, 2025
Investments, All Other Investments [Abstract]
LONG-TERM INVESTMENT

4.	LONG-TERM INVESTMENT

The following table sets forth the changes in the Group’s long-term investment:

	Initial cost	Accumulated loss	Carrying value	% of share
Equity method investment: Smart Minds Holdings Limited (“Smart Minds”)	US$	US$	US$
Balance as of January 1, 2024	-	-	-
Initial cost increased	1,073,643	-	1,073,643
Loss pick up	-	(42,988)	(42,988)
Foreign exchange difference	-	-	(194)
Balance as of December 31, 2024	1,073,643	(42,988)	1,030,461	15.0%
Initial cost increased	1,837,387	-	1,837,387	24.9%
Loss pick up	-	(98,938)	(98,938)
Changes due to acquisitions	(2,911,030)	141,926	(2,769,104)
Foreign exchange difference	-	-	194
Balance as of December 31, 2025	-	-	-	-

On September 9, 2024, the Company entered into Deed of Assignment with 5 Leaf Clover Group Limited (the “Assignor”, or “5 Leaf Clover”), Kin Shun Information Technology Holdings Limited (“Kin Shun”), and Kin Shun Information Technology Limited (“KS”). Pursuant to the Deed of Assignment, 5 Leaf Clover assigned to the Company all of its rights, title, interest, and benefits in and to certain loan agreements entered into with Kin Shun and KS (the “Assigned Loans”). The fair value of the Assigned Loans amounted to approximately US$799,622. As consideration for the assignment, the Company agreed to issue 280 ordinary shares to 5 Leaf Clover.

On September 25, 2024, the Company entered into a Deed of Assignment with Smart Minds, Kin Shun and KS. Pursuant to the Deed, the Company assigned all of its rights, title, interest and benefits in and to the Assigned Loans due from Kin Shun and KS to Smart Minds. As consideration for the assignment, Smart Minds issued 2,583,980 ordinary shares to the Company, representing 15.0% equity interests of Smart Minds. The Company’s shareholding of Smart Minds became effective on October 23, 2024, the date of allotment.

The carrying amount of the Assigned Loans surrendered represented the economic value of the consideration provided by the Company in the exchange of 15.0% equity interest of Smart Minds. Therefore, the Company initially measure the investment in Smart Minds at cost, amounting to US$799,622. After the asset acquisition of Oceanus Asia Opportunity 2 Limited was completed, the Company acquired additional 9.9% equity interest of Smart Minds. Although the Company held only 24.9% equity interests in Smart Minds, the investment was accounted for using equity method, as the Company had significant influence over Smart Minds in accordance with ASC323-10-15-6, for the reason that (i) the major shareholder and senior management of the Company also serve as the Chief Executive Officer of Smart Minds indicating participation in policy-making processes and management decision, and (ii) Smart Minds’ ownership is higher dispersed, and the Company’s ownership represents a relatively significant position among shareholdings.

In 2025, the Company entered into a series of Supplemental Share Subscription Agreements with the shareholders of Smart Minds to obtain the control over Smart Minds from November 12, 2025. Refer to Note 3 - Acquisitions for further information about the Group’s acquisition related transactions.